Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)  ☐

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

700 South Flower Street, Suite 500, Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

RAYONIER INC.,

RAYONIER OPERATING COMPANY LLC,

RAYONIER TRS HOLDINGS INC.,

AND

RAYONIER FOREST RESOURCES, L.P.

(Exact name of obligor as specified in its charter)

North Carolina Delaware Delaware Delaware	13-2607329 27-2793120 20-0392883 06-1159803
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 Riverplace Boulevard, Suite 2300 Jacksonville, Florida	32207
(Address of principal executive offices)	(Zip code)

Debt Securities

(Title of the indenture securities)

The following direct or indirect subsidiaries of Rayonier Inc. may be guarantors of debt securities offered by Rayonier Inc., Rayonier Operating Company LLC, Rayonier TRS Holdings Inc. or Rayonier Forest Resources, L.P. and are obligors:

Exact Name of Registrant as Specified in its Charter	State of Incorporation or Organization	I.R.S. Employer Identification Number
Belfast Commerce Centre LLC	Delaware	61-1620525
Neoga Lakes, LLC	Delaware	27-1726239
Rayonier Canterbury, LLC	Delaware	04-3841382
Rayonier East Nassau Timber Properties I, LLC	Delaware	45-2904660
Rayonier East Nassau Timber Properties II, LLC	Delaware	45-2904745
Rayonier East Nassau Timber Properties III, LLC	Delaware	45-2904812
Rayonier East Nassau Timber Properties IV, LLC	Delaware	45-2904997
Rayonier East Nassau Timber Properties V, LLC	Delaware	45-2905086
Rayonier East Nassau Timber Properties VI, LLC	Delaware	45-2922050
Rayonier East Nassau Timber Properties VII, LLC	Delaware	45-2922093
Rayonier Gulf Timberlands LLC	Delaware	61-1661886
Rayonier Louisiana Timberlands LLC	Delaware	45-2890869
Rayonier Minerals, LLC	Delaware	57-1194570
Rayonier Performance Fibers, LLC	Delaware	80-0084456
Rayonier Products LLC	Delaware	45-0675240
Rayonier Properties, LLC	Delaware	57-1194574
Rayonier Timberlands Management, LLC	Delaware	06-1148576
Rayonier TRS Forest Operations, LLC	Delaware	20-5485294
Rayonier TRS Louisiana Operations Inc.	Delaware	45-3621130
Rayonier TRS Mississippi Operations Inc.	Delaware	45-3621440
Rayonier TRS Tennessee Operations Inc.	Delaware	45-3621892
Rayonier Wood Procurement, LLC	Delaware	80-0084451
Rayonier Wood Products, L.L.C.	Delaware	57-1194568
Southern Wood Piedmont Company	Delaware	58-1078994
TerraPointe LLC	Delaware	59-3607205
TerraPointe Services Inc.	Delaware	06-1158895

1301 Riverplace Boulevard, Suite 2300 Jacksonville, Florida	32207
(Address of principal executive offices)	(Zip code)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank of San Francisco	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

3.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville, and State of Florida, on the 29th day of February, 2012.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Christie Leppert
	Name:	Christie Leppert
	Title:	Assistant Vice President